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                                                                  EXHIBIT 10.3


                                SERVICE AGREEMENT

     AGREEMENT, made and entered into as of November 20, 2001 (the "EFFECTIVE DATE") by and between Axis Specialty Limited, a Bermuda corporation (together with its successors and assigns, the "COMPANY"), and Robert J. Newhouse, Jr. (the "EXECUTIVE").

     WHEREAS, the Company wishes the Executive to serve as Chairman of the Company's Board of Directors (the "BOARD"), and as Chairman of the Executive Committee of the Board (the "EXECUTIVE COMMITTEE"), under the terms and conditions of this Agreement;

     WHEREAS, the Executive is willing to serve in such positions under such terms and conditions;

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the Company and the Executive (the "PARTIES") agree as follows:

     1. TERM OF SERVICE. The Executive's term of service under this Agreement (the "TERM") shall commence as of the Effective Date and shall continue through the close of business on the third anniversary of the Effective Date, subject to earlier termination as provided in Section 8 below. Thereafter, UNLESS either Party gives notice in writing to the other at least 90 days prior to the then-scheduled expiration date that the Term is not to be extended, the Term shall automatically be extended for successive one-year periods, such extended Term to remain subject to termination prior to its then-scheduled expiration date as provided in Section 8 below.

     2.   POSITIONS, DUTIES AND RESPONSIBILITIES.

          (a) GENERAL. The Executive shall serve throughout the Term as Chairman of the Board and of the Executive Committee, with all responsibilities and authorities normally associated with those positions. The Executive's services under this Agreement shall be performed outside the United States. The amount of time the Executive spends in Bermuda and Europe shall be such time as is reasonably appropriate to perform his responsibilities and services hereunder, except for the amount of time necessary for him to attend meetings of the Board and of committees of the Board of which he is a member. It is understood that the Executive will not redomicile to Bermuda. The Executive shall devote such time as he reasonably deems appropriate to performing his responsibilities and services hereunder.

          (b) PERMITTED ACTIVITIES. Anything herein to the contrary notwithstanding, nothing shall preclude the Executive from (i) serving on the boards of directors of a reasonable

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number of other corporations or the boards of a reasonable number of trade associations and/or charitable organizations, (ii) engaging in charitable, community and other business affairs and (iii) managing his personal investments and affairs, provided such activities do not, in his reasonable judgment, materially interfere with the proper performance of his responsibilities and services hereunder.

     3. BASE FEE. The Executive shall, during the Term, be paid a Base Fee by the Company at an annual rate of US$350,000, payable in accordance with the regular payroll practices applicable to senior executives of the Company, but no less frequently than monthly; PROVIDED, that, only for purposes of calculating the Base Fee payable hereunder, the Term shall be deemed to have commenced as of October 1, 2001. Such Base Fee shall be subject to review for increase at the discretion of the Board (or a committee thereof). The Base Fee may not be decreased, at any time or for any purpose, during the Term.

     4. ANNUAL BONUS. In addition to the Base Fee provided for in Section 3 above, the Executive may be awarded such annual bonuses as may be determined by the Board (or a committee thereof), based on whatever incentive plans or programs have been adopted by the Company for its senior executives as well as on the performance of the Executive and of the Company; PROVIDED, HOWEVER, in no event shall the annual bonus be less than 75% of the annual Base Fee hereunder. Any such annual bonus shall, unless otherwise required under a plan or program applying to senior executives generally, be paid in cash in a lump sum promptly following determination thereof.

     5.   EQUITY AWARDS.

          (a) INITIAL AWARDS. Concurrently with the execution of this Agreement, the Company and the Executive shall enter into a Share Purchase Option Agreement, covering 15,000 voting common shares of the Company, par value US$0.10 (the "COMMON STOCK"), in the form attached hereto as Exhibit A (the "OPTION AGREEMENT") and a Share Grant Agreement, covering 10,000 shares of Common Stock, in the form attached hereto as Exhibit B (the "SHARE AGREEMENT").

          (b) SUBSEQUENT AWARDS. Beginning in calendar year 2002, the Executive shall be eligible during the Term to receive additional equity grants and awards as determined by the Board (or a committee thereof) in its discretion, with all such grants and awards to be made on the same terms and conditions as the initial awards in Section 5(a) above (except that the exercise price for any options shall be at the market price on the date of grant or such lesser price as determined by the Board (or a committee thereof)).

     6. EMPLOYEE BENEFIT PROGRAMS. During the Term, the Executive shall be entitled to participate in all employee benefit plans and programs (the "BENEFIT PROGRAMS"), other than

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(a) fringe benefits (such as cars, housing and relocation expenses, and education subsidies) associated with establishing residency outside the United States and (b) pension plans and programs in which senior executives of the Company are eligible to participate. To the extent that the Executive is not eligible to participate in any Benefit Program, other than as provided in clauses (a) and (b) of the preceding sentence, he shall be provided with the after-tax economic equivalent of the coverages and benefits provided under such program in which he is unable to participate. In addition, if necessary, the Executive shall be provided interim coverage until such time as the Company has adopted a program of employee benefit coverages. Interim coverage may be provided through purchase of separate insurance contracts, through self-insurance or, to the extent the Executive is permitted to continue to maintain on a contributory basis the benefits he presently receives from other sources, by reimbursing the Executive for the cost thereof on a basis that keeps the Executive whole after taxes.

     7.   EXPENSE REIMBURSEMENT, FRINGE BENEFITS AND SURVIVOR BENEFITS.

          (a) EXPENSE REIMBURSEMENT. The Company shall promptly reimburse the Executive for all reasonable out-of-pocket travel expenses, entertainment expenses and other expenses incurred by him in connection with performing services under this Agreement, such reimbursement to be paid promptly after he submits reasonable documentation with respect to such expenses. This shall include, without limitation, reimbursement of any such expenses for air fare (which the Executive shall be entitled to on a first-class basis (including flights on the Concorde, if available)), hotel accommodations and meals. The Company shall also promptly reimburse the Executive for all costs and expenses (including, without limitation, attorneys' fees and other charges of counsel) incurred in connection with negotiating and documenting this Agreement and related arrangements.

          (b) FRINGE BENEFITS. In addition to compensation and benefits as set forth elsewhere in this Agreement, the Executive shall be entitled to participate during the Term in any and all of the fringe benefits made available to senior executives of the Company in accordance with the terms and conditions then applicable to participating senior executives generally. In all events, the Executive shall be entitled during the Term to the following:

                  (i) reimbursement or payment of the cost (including initiation fees and annual dues) of membership in two clubs in Bermuda,

                  (ii) reimbursement or payment of air fare for up to 14 round-trip first-class non-business trips per year by the Executive or members of his family between New York, New York, Newark, New Jersey or Nantucket, Massachusetts and Bermuda or New York, Newark, Nantucket, or Bermuda and London, England (the benefit under this Section 7(b)(ii) being in addition to any reimbursement of airfare described in Section 7(a) above), and

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                  (iii)   reimbursement or payment of the cost of financial and
     tax planning, and of tax return preparation, such reimbursement not to exceed US$10,000 per year.

          (c) Upon the Executive's death, whether it occurs during or after the Term, his spouse shall receive payments at the rate of US$175,000 per year (or, if greater, at a rate equal to one half of the Base Fee in effect in accordance with Section 3 above immediately prior to the expiration of the
Term), for a period of 36 months after the date of his death, paid in equal monthly installments. In the event the Executive's spouse does not survive him or dies during the period of such payments, such payments shall thereafter be made to the beneficiary designated by the Executive or, in the absence of such designation, to the estate or other legal representative of the Executive.

     8.   TERMINATION OF SERVICE.

          (a)     TERMINATION DUE TO DEATH.

          (i) In the event that the Executive dies during the Term, the Term shall expire as of the date of his death and the Executive's spouse, if she survives him, in addition to the benefit provided in Section 7(c) above, shall be entitled to receive the Executive's Base Fee, at the rate in effect immediately prior to his death, through the end of the month in which the Executive dies. In the event that the Executive's spouse does not survive him, the beneficiary designated by the Executive (or, in the absence of such a designation, the estate or other legal representative of the Executive) shall be entitled to receive the Base Fee at the rate in effect immediately prior to his death, through the end of the month in which the Executive dies. In addition to the above, the beneficiary designated by the Executive (or, in the absence of such a designation, the estate or other legal representative of the Executive) shall be entitled to:

                  (A) a Separation bonus for the year of death (with the term "SEPARATION BONUS" meaning an amount no less than the greater of
          (x) US$350,000 and (y) the highest amount awarded to the Executive as an annual bonus for any of the three years (or such lesser number of years he has then been employed) immediately preceding the year in which termination occurs);

                  (B) the rights under the Option Agreement, and the Share Agreement, in accordance with the terms thereof;

                  (C) vesting and exercisability, as the case may be, for all other equity awards, including any restricted shares or stock options, in accordance with Section 5(b) above; and

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                  (D)     any other benefits described in Section 8(f) below.

          (b)     TERMINATION DUE TO DISABILITY.

          (i) Either Party may terminate the Executive's service under this Agreement prior to the then-scheduled expiration of the Term due to his Disability by providing 15 days' prior written notice to the other party, in which event the Term shall expire and the Executive shall be entitled to:

                  (A) the Base Fee, at the rate in effect immediately prior to the date of termination, through the end of the month in which the Executive's service terminates due to Disability;

                  (B) a lump sum amount equal to one year's Base Fee at the rate in effect immediately prior to such termination;

                  (C)     a Separation Bonus for the year of termination;

                  (D) the rights under the Option Agreement, and the Share Agreement, in accordance with the terms thereof;

                  (E) vesting and exercisability, as the case may be, for all other equity awards, including any restricted shares or stock options, in accordance with Section 5(b) above;

                  (F) disability benefits in accordance with any applicable Company plans, programs, policies or agreements;

                  (G) continued coverage for 12 months under all Benefit Programs (or their equivalent as provided in Section 6 above) in which the Executive was participating immediately prior to the date of termination; PROVIDED, HOWEVER, that to the extent the Company is unable to continue such coverage, the Company shall provide the Executive with economically equivalent benefits determined on an after-tax basis and, PROVIDED FURTHER that any such continued coverage shall be offset by comparable coverage provided to the Executive in connection with subsequent employment or other service; and

                  (H)     any other benefits described in Section 8(f) below.

     For purposes of this Agreement, "DISABILITY" shall mean that the Executive has been unable to substantially perform his duties hereunder, due to physical or mental incapacity, for 180 consecutive days.

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          (c)     TERMINATION FOR CAUSE.

                  (i) The service of the Executive under this Agreement, and the Term, may be terminated by the Board for Cause prior to the then-scheduled expiration of the Term. For this purpose, "CAUSE" shall mean:

                  (A) conviction of the Executive of a felony involving moral turpitude, or

                  (B) the Executive, in carrying out his duties for the Company under this Agreement, has been guilty of gross neglect or gross misconduct resulting, in either case, in material economic harm to the Company; PROVIDED, HOWEVER, that no act, or failure to act, by the Executive shall constitute Cause if the Executive believed in good faith that such act, or failure to act, was in, or not opposed to, the interests of the Company.

     Anything herein to the contrary notwithstanding, the Executive shall not be terminated for "Cause," within the meaning of clause (B) of this Section 8(c)(i), unless written notice stating the basis for the termination is provided to the Executive and he is given 15 days to cure the neglect or conduct that is the basis of such claim and, if he fails to cure such neglect or conduct, the Executive has an opportunity to be heard before the full Board of the Company within 15 days following the end of such cure period and, within five (5) days after such hearing, there is a unanimous vote of all disinterested members of the Board to terminate him for Cause.

                  (ii) In the event of a termination for Cause in accordance with Section 8(c)(i) above, the Executive shall be entitled only to (A) the Base Fee, at the rate in effect immediately prior to the date of termination, through the date on which termination for Cause occurs, (B) the rights under the Option Agreement, and the Share Agreement, in accordance with the terms thereof, (C) vesting and exercisability, as the case may be, for all other equity awards, including any restricted shares or stock options, in accordance with Section 5(b) above and (D) any other benefits described in Section 8(f) below.

          (d)     TERMINATION WITHOUT CAUSE OR WITH GOOD REASON.

                  (i) Anything in this Agreement to the contrary notwithstanding, the Executive's service under this Agreement may be terminated, by prior written notice by the terminating party to the other party, prior to the then-scheduled expiration of the Term by the Company without Cause, or by the Executive with "GOOD REASON" (as defined in Exhibit C), as provided in this Section 8(d), in which event the Term shall expire. A termination due to Disability in accordance with Section 8(b) above, or for

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     Cause in accordance with Section 8(c) above, shall not be deemed a termination without Cause or with Good Reason to which this Section 8(d) applies.

                  (ii) Except in certain circumstances in connection with a Change in Control as provided in Section 8(d)(iii) below, in the event that the Executive's service is terminated prior to the then-scheduled expiration of the Term (x) by the Company without Cause or (y) by the Executive with Good Reason, the Term shall expire and the Executive shall be entitled to:

                  (A) the Base Fee through the date of termination at the rate in effect immediately prior to the date of termination;

                  (B) a lump sum amount equal to two years' Base Fee at the rate in effect immediately prior to such termination;

                  (C)     a Separation Bonus for the year of termination;

                  (D) an amount no less than the greater of (x) US$350,000 and (y) the highest amount awarded to the Executive as an annual bonus for any of the three years (or such lesser number of years he has then been employed) immediately preceding the year in which termination occurs;

                  (E) the rights under the Option Agreement, and the Share Agreement, in accordance with the terms thereof;

                  (F) vesting and exercisability, as the case may be, for all other equity awards, including any restricted shares or stock options, in accordance with Section 5(b) above; and

                  (G) continued coverage for 12 months under all Benefit Programs (or their equivalent as provided in Section 6 above) in which the Executive was participating immediately prior to the date of termination; PROVIDED, HOWEVER, that to the extent the Company is unable to continue such coverage, the Company shall provide the Executive with economically equivalent benefits determined on an after-tax basis and, PROVIDED FURTHER that any such continued coverage shall be offset by comparable coverage provided to the Executive in connection with subsequent employment or other service; and

                  (H)     any other benefits described in Section 8(f) below.

                  (iii) In the event that the Executive's service herein is terminated by the Company without Cause, or by the Executive for Good Reason, in either case in

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     anticipation of, or within the 12-month period following, a Change in
     Control (as defined in Exhibit D), the Term shall expire and the Executive shall be entitled to:

                  (A)     the benefits described in Section 8(d)(ii)(A), (C),
          (E), (F) and (H) above;

                  (B) a lump sum amount equal to two year's Base Fee at the rate in effect immediately prior to such termination;

                  (C)     an amount no less than two (2) times the greater of
          (x) US$350,000 and (y) the highest amount awarded to the Executive as an annual bonus for any of the three years (or such lesser number of years he has then been employed) immediately preceding the year in which a Change in Control occurs; and

                  (D) continued coverage for 24 months under all Benefit Programs (or their equivalent as provided in Section 6 above) in which the Executive was participating immediately prior to the date of termination; PROVIDED, HOWEVER, that to the extent the Company is unable to continue such coverage, the Company shall provide the Executive with economically equivalent benefits determined on an after-tax basis and, PROVIDED FURTHER that any such continued coverage shall be offset by comparable coverage provided to the Executive in connection with subsequent employment or other service.

          (e) VOLUNTARY TERMINATION BY THE EXECUTIVE. The Executive may voluntarily terminate his service under this Agreement, by prior written notice to the Company, before the then-scheduled expiration of the Term, in which event
(x) the Term shall expire as of the date specified by the Executive in writing and (y) the Executive shall receive the same rights and benefits as applicable to a termination by the Board for Cause in accordance with Section 8(c) above. A voluntary termination under this Section 8(e) shall not be deemed a breach of this Agreement. Neither a termination of the Executive's service due to Disability in accordance with Section 8(b) above, nor a termination of the Executive's service by the Executive for "Good Reason" in accordance with
Section 8(d) above, shall be deemed to be a voluntary termination within the meaning of this Section 8(e).

          (f)     MISCELLANEOUS.

                  (i) On any termination of the Term, the Executive shall be entitled to:

                  (A) the balance of any annual, long-term or other incentive award earned (but not yet paid) prior to such termination;

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                  (B)     reimbursement of any business or other expenses
          pursuant to Section 7 above; and

                  (C) any other rights, compensation and/or benefits as may be due the Executive in accordance with the terms and provisions of any agreements, plans or programs of the Company, including this Agreement (but in no event shall the Executive be entitled to duplicative rights, compensation and/or benefits).

                  (ii) All amounts due under this Section 8 shall be paid in a lump sum promptly following the date of termination.

                  (iii) For purposes of this Agreement, in the event there is a reduction in Base Fee that would constitute the basis for a termination for Good Reason pursuant to Section 8(d) above, then "Base Fee" shall mean the Base Fee in effect immediately prior to any such reduction.

          (g) NO MITIGATION; NO OFFSET. In the event of any termination of his service under this Agreement, the Executive shall be under no obligation to seek other employment, and there shall be no offset against amounts due the Executive under this Agreement or otherwise on account of any remuneration attributable to any subsequent employment that he may obtain or any claim that the Company or any Affiliates (an "AFFILIATE" of any person means any person that controls, is controlled by, or is under common control with, such person) may have against him. Any amounts due under this Section 8 are considered to be reasonable by the Company and not in the nature of a penalty.

          (h) NOTICE PROVISIONS. In the event written notice of termination has been given under this Section 8, no subsequent notice of termination, whether written or otherwise, shall become effective until and unless the prior notice ceases to be effective, PROVIDED, HOWEVER, that (i) in the case of a notice of termination for Cause, such notice shall be deemed to cease to be effective upon cure or a failure to terminate upon a unanimous vote of all disinterested members of the Board as provided in Section 8(c) above and (ii) in the case of a notice of a voluntary termination by the Executive, such notice shall be deemed to cease to be effective 30 days following notice of such termination.

     9.   NONCOMPETITION, NONSOLICITATION, CONFIDENTIALITY AND
          NON-DISPARAGEMENT.

          (a) NONCOMPETITION. For a period of 12 months after termination of his service hereunder, the Executive shall not, directly or indirectly, whether as an employee, consultant, partner, principal, agent, distributor, representative or stockholder (except as a less than one percent stockholder or other equity holder of a publicly traded entity or a less than five percent stockholder or other equity holder of a privately held entity), engage in any activities within the United States or Bermuda if such activities involve, to a material extent, insurance or

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reinsurance of United States-based entities or exposures that are materially competitive with the businesses that (i) are then being conducted by the Company or any subsidiary and (ii) were during the Term either being conducted by, or being actively developed by, the Company or any subsidiary. Notwithstanding the foregoing, none of the following activities shall be deemed to violate the prohibition in the immediately preceding sentence: (x) the Executive's service as a director (or equivalent) of any entity in the insurance, reinsurance or related businesses; (y) the Executive's continuing to perform services as a consultant pursuant to any relationship that exists as of the Effective Date; and (z) any other activity that is approved by the Board (which approval shall not be unreasonably withheld or delayed).

          (b) NONSOLICITATION. For a period of 12 months after termination of his service hereunder, the Executive shall not, except in connection with carrying out his duties for the Company or any subsidiary or otherwise at the written request of the Company, (i) encourage any employee of the Company or any subsidiary to leave the employ of the Company or any subsidiary, (ii) hire or use the services of any employee of the Company or any subsidiary, and (iii) solicit or cause another person or entity to solicit any customers or brokers of the Company or any subsidiary to terminate or otherwise adversely modify their relationship with the Company or any such subsidiary; PROVIDED that clause (i) and clause (ii) of this Section 9(b) shall only apply to individuals employed by the Company or any subsidiary at any point during the one-year period immediately preceding the date of termination of Executive. Nothing in this
Section 9(b) shall prevent the Executive from providing employment references for such employees.

          (c) CONFIDENTIALITY. The Executive covenants that he shall not, without the prior written consent of the Board or of a person authorized by the Board, disclose to any person, other than in connection with performing his duties for the Company, any confidential proprietary information about the Company or its business, unless and until such information has become known to the public generally or within any industry in which the Company conducts business (other than as a result of unauthorized disclosure by the Executive) or unless (i) such disclosure is in confidence to an attorney for the purpose of obtaining legal advice, (ii) such disclosure is in connection with any litigation, arbitration or mediation involving this Agreement or other agreements or arrangements involving the Parties, including, but not limited to, the enforcement of this Agreement or such other agreements or arrangements or
(iii) the Executive is required to disclose such information (whether or not in connection with a disclosure required in clause (ii)) by law or by any court, arbitrator, mediator or administrative or legislative body (including any committee thereof) with apparent jurisdiction to order the Executive to disclose or make accessible any information.

          (d) NON-DISPARAGEMENT:. The Executive shall not willfully or knowingly make any public statement that would disparage or defame the Company. The Company shall

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not, and shall cause each of the executives and directors of the Company not to, willfully or knowingly make any public statement that would disparage or defame the Executive. Notwithstanding the foregoing, nothing in this Section 9(d) shall prevent any person from (i) responding publicly to any incorrect, disparaging or defamatory public statement to the extent reasonably necessary to correct or refute such public statement or (ii) making any truthful statement to the extent
(x) such disclosure is in confidence to an attorney for the purpose of obtaining legal advice, (y) such disclosure is in connection with any litigation, arbitration or mediation involving this Agreement or other agreements or arrangements involving the Parties, including, but not limited to, the enforcement of this Agreement or such other agreements or arrangements or (z) the Executive is required to disclose such information (whether or not in connection with a disclosure required in clause (y)) by law or by any court, arbitrator, mediator or administrative or legislative body (including any committee thereof) with apparent jurisdiction.

          (e) SCOPE. For purposes of this Section 9, the Company shall be deemed to include any entity that (i) is an Affiliate both during the Term and at the time in question and (ii) is an Affiliate organized after the Term for the purpose of holding the assets owned by the Company during the Term and/or operating the business of the Company conducted during the Term. The covenants set forth in this Section 9, except as provided in Section 9(a) and (b) above, shall be without limitation as to time and geographic application.

     10.  INDEMNIFICATION.

          (a) During the Term and at all times thereafter, if the Executive is made a party, is threatened to be made a party, or reasonably anticipates being made a party, to any Proceeding by reason of the fact that he is or was a director, officer, member, employee, agent, manager, trustee, consultant or representative of the Company or any Affiliate or is or was serving at the request of the Company or any Affiliates, or in connection with his service hereunder, as a director, officer, member, employee, agent, manager, trustee, consultant or representative of another Person, or if any Claim is made, is threatened to be made, or is reasonably anticipated to be made, that arises out of or relates to the Executive's service in any of the foregoing capacities, then the Executive shall promptly be indemnified and held harmless to the fullest extent permitted or authorized by the Bye-laws of the Company, or if greater, by applicable law, against any and all costs, expenses, liabilities and losses (including, without limitation, attorneys' fees, judgments, interest, expenses of investigation, penalties, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) incurred or suffered by the Executive in connection therewith or in connection with seeking to enforce his rights under this Section 10(a), and such indemnification shall continue as to the Executive even if he has ceased to be a director, officer, member, employee, agent, manager, trustee, consultant or representative of the Company or other Person, without limitation in time, and shall inure to the benefit of the

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Executive's heirs, executors and administrators. The Executive shall be entitled to prompt advancement of any and all costs and expenses (including, without limitation, attorneys' fees and other charges of counsel) incurred by him in connection with any such Proceeding or Claim, or in connection with seeking to enforce his rights under this Section 10(a), any such advancement to be made within 15 days after he gives written notice, supported by reasonable documentation, requesting such advancement. Such notice shall include, to the extent required by applicable law, an undertaking by the Executive to repay the amount advanced, on an after-tax basis (that is, net of any applicable taxes), if he is ultimately determined not to be entitled to indemnification against such costs and expenses. Nothing in this Agreement shall operate to limit or extinguish any right to indemnification, advancement of expenses, or contribution that the Executive would otherwise have (including, without limitation, by agreement or under applicable law). For purposes of this Agreement, "CLAIM" shall mean any claim, demand, request, investigation, dispute, controversy, threat, discovery request, or request for testimony or information, "PERSON" shall mean any individual, corporation, partnership, limited liability company, joint venture, trust, estate, board, committee, agency, body, employee benefit plan or other person or entity and "PROCEEDING" shall mean any actual, threatened, or reasonably anticipated, action, suit or proceeding, whether civil, criminal, administrative, investigative, appellate, formal, informal or other.

          (b) Neither the failure of the Company (including its board of directors, independent legal counsel or stockholders) to have made a determination prior to the commencement of any Proceeding concerning payment of amounts claimed by the Executive under Section 10(a) that indemnification of the Executive is proper because he has met the applicable standard of conduct, nor a determination by the Company (including its board of directors, independent legal counsel or stockholders) that the Executive has not met such applicable standard of conduct, shall create a presumption that the Executive has not met the applicable standard of conduct.

          (c) The Executive shall, during his service for the Company, including as a director, and for at least six years thereafter, be covered by a directors' and officers' liability insurance policy (or policies) on terms and conditions no less favorable to him in any respect than those then applying to any other present or former director or officer of the Company, but in all events, the minimum aggregate coverage obtained by the Company, under which the Executive is a covered person, shall be in an amount no less than US$50,000,000.

     11.  EXCISE TAX ADJUSTMENT PAYMENTS.

          (a) PAYMENTS. In the event that any payment or benefit provided to or for the benefit of the Executive in connection with this Agreement, any other agreement or arrangement to which he and the Company are parties, his services for the Company, or the termination of such services, other than any payment pursuant to this Section 11(a) (a "PAYMENT"), would be subject to (x) the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor to such Section or (y) any interest or penalties with respect to such excise tax (such excise tax, together with any such interest and penalties, being hereinafter collectively referred to as the "EXCISE TAX"), then the Executive shall be entitled to receive from the Company, within 15 days following the determination described in Section 1l(b) below and no later than such Excise Tax is due to be paid, through withholding or otherwise, an additional payment ("EXCISE TAX ADJUSTMENT PAYMENT") in an amount such that after payment by the Executive of all applicable U.S. Federal, state, local and other taxes and all applicable non-U.S. taxes (each computed at the maximum marginal rates and including any interest or penalties imposed with respect to such taxes), including any Excise Tax, imposed upon the Excise Tax Adjustment Payment, the Executive retains an amount of the Excise Tax Adjustment Payment equal to the Excise Tax imposed upon the Payment.

          (b) DETERMINATIONS. All determinations required to be made under this Section 11, including whether an Excise Tax Adjustment Payment is required and the amount of such Excise Tax Adjustment Payment, shall be promptly made by a "big five" accounting firm (the "ACCOUNTING FIRM"), selected by the Company with the Executive's approval (which approval shall not be unreasonably withheld or delayed). The Accounting Firm shall provide detailed supporting calculations to the Company and the Executive within 15 business days of the date of the Payment to which the Excise Tax Adjustment Payment relates. As a result of the uncertainty in the application of Section 4999 of the Code (or any successor to such Section) at the time of any initial determination hereunder, it is possible that (x) certain Excise Tax Adjustment Payments will not have been made that should have been made (an "UNDERPAYMENT"), or (y) certain Excise Tax Adjustment Payments will have been made that should not have been made (an "OVERPAYMENT"), consistent with the calculations required to be made hereunder. In the event of an Underpayment, such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive. In the event of an Overpayment, such Overpayment shall be promptly repaid to the Company on an after-tax basis.

     12. RESOLUTION OF DISPUTES. Any dispute between the Parties, including, without limitation, any dispute arising out of or relating to this Agreement or any other agreement or arrangement to which the Executive and the Company are parties, the Executive's service with the Company, or the termination of such service, shall be resolved by confidential arbitration in New York City in accordance with the Commercial Arbitration Rules (and not the National Rules for Resolution of Employment Disputes) of the American Arbitration Association. Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. All costs associated with any such arbitration, including all attorneys' fees and other legal expenses, shall be paid by the Company.

     13. WITHHOLDING. Anything in this Agreement to the contrary notwithstanding, all payments required to be made by the Company hereunder to the Executive shall be subject to tax withholding to the extent required by applicable law, treaty or regulation. In lieu of withholding such amounts, in whole or in part, the Company may accept, in its sole discretion, such other provision for payment of required tax withholding as the Executive may reasonably request.

     14.  REPRESENTATIONS.

          (a) The Company represents and warrants that (i) it is fully authorized by action of its Board (and of any other person or body whose action is required) to enter into this Agreement and to perform its obligations under it, (ii) the Board has approved or, prior to March 15, 2002, will approve (A) the transfer of (x) all or any portion of the Option (as defined in the Option Agreement) as permitted pursuant to Paragraph (i) of the Option Agreement and
(y) all or any of the Shares (as defined in the Share Agreement) as permitted pursuant to Paragraph (d) of the Share Agreement and (B) upon exercise of the Option (or any portion thereof) or the transfer of the Shares, as the case may be, the registration of the shares in the name of such transferee, (iii) the officer signing this Agreement on its behalf is duly authorized to do so, (iv) the execution, delivery and performance of this Agreement by it does not violate any applicable law, regulation, order, judgment or decree or any agreement, plan, bye-law, charter provision or corporate governance document to which it is a party or by which it is bound and (v) upon the execution and delivery of this Agreement by the Parties, this Agreement shall be a valid and binding obligation of the Company, enforceable against it in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

          (b) The Executive represents and warrants that, to the best of his knowledge and belief, (i) delivery and performance of this Agreement by him does not violate any applicable law, regulation, order, judgment or decree or any agreement to which the Executive is a party or by which he is bound and (ii) upon the execution and delivery of this Agreement by the Parties, this Agreement shall be a valid and binding obligation of the Executive, enforceable against him in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

     15. ENTIRE AGREEMENT. This Agreement, together with its Exhibits (which form a part of this Agreement for all purposes), contains the entire agreement between the Parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the Parties with respect thereto; PROVIDED, HOWEVER, that the Executive's entitlements as a founder of the Company shall be understood not in any way to be affected by the provisions of this Agreement. In the event of any inconsistency between any provision of this Agreement and any provision of any plan, program, policy, arrangement, bye-law, charter document, corporate governance document, or agreement of the Company or any of its Affiliates, the provisions of this Agreement shall control to the extent that they are more favorable to the Executive unless the Executive otherwise agrees in a writing that expressly refers to the provision of this Agreement whose control he is waiving.

     16. ASSIGNABILITY; BINDING NATURE. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, heirs and assigns. No rights or obligations of the Executive under this Agreement may be assigned or transferred by the Executive other than his rights to compensation and benefits hereunder, which may be transferred by will or operation of law subject to the limitations of this Agreement. The Parties recognize that the Executive also may transfer his rights under the Option Agreement and Share Agreement to the extent therein provided. No rights or obligations of the Company under this Agreement may be assigned or transferred by the Company except that such rights or obligations may be assigned or transferred pursuant to an amalgamation, reconstruction, merger or consolidation in which Company is not the continuing entity, or a sale or liquidation of all, or substantially all, of the business and assets of the Company, provided that the assignee or transferee is the successor to all, or substantially all, of the business and assets of the Company and such assignee or transferee assumes the liabilities, obligations and duties of the Company, as contained in this Agreement, either contractually or as a matter of law.

     17. AMENDMENT OR WAIVER. No provision in this Agreement may be amended unless such amendment is agreed to in writing, signed by the Executive and by a duly authorized officer of the Company. No waiver by any person of any breach of an other person of any condition or provision of this Agreement shall be deemed a waiver of a similar or dissimilar condition or provision at the same or any prior or subsequent time. Any waiver must be in writing and signed by, or on behalf of, the waiving person.

     18. NOTICES. Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given (a) when delivered personally or (b) on the second business day after the day on which it is sent by recognized courier with delivery acknowledged by written receipt or
(c) on the fifth business day after it is sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the Party concerned at the address indicated below or to such changed address as such Party may subsequently by similar process give notice of:

If to the Company:              AXIS Specialty Limited
                                106 Pitts Bay Road
                                Pembroke, HM 08, Bermuda
                                Attn: Andrew Cook

If to the Executive:            Robert J. Newhouse, Jr.
                                5 North Pond Drive
                                Short Hills, New Jersey 07078


With a copy to                  Law Offices of Joseph E. Bachelder
                                780 Third Avenue, 29th Floor
                                New York, NY 10017
                                Attn: Joseph E. Bachelder, Esq.

     19. SEVERABILITY. In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

     20. SURVIVORSHIP. The respective rights and obligations of the Parties shall survive any termination of the Executive's service under this Agreement to the extent necessary to the intended preservation of such rights and obligations.

     21. BENEFICIARIES/REFERENCES. The Executive shall be entitled, to the extent permitted under applicable law, to select and change a beneficiary or beneficiaries to receive any compensation or benefit hereunder following the Executive's death by giving the Company written notice thereof. In the event of the Executive's death or a judicial determination of his incompetence, references in this Agreement to the Executive shall be deemed, where appropriate, to refer to his beneficiaries, estate or other legal representative.

     22. GOVERNING LAW. This Agreement shall be governed, construed and enforced in accordance with its express terms, and otherwise in accordance with the laws of the State of New York without reference to the principles of conflicts of law.

     23. HEADINGS. The headings of the Sections of this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

     24. COUNTERPARTS AND FASCIMILE. This Agreement may be executed in one or more counterparts. Signatures delivered by facsimile shall be deemed effective for all purposes to the extent permitted under applicable law.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the Effective Date.


                              AXIS SPECIALTY LIMITED


                              By: /s/ John R. Charman
                                 ------------------------------------
                              Name:  JOHN R. CHARMAN
                                   ----------------------------------
                              Title: PRESIDENT
                                    ---------------------------------


                              THE EXECUTIVE


                                  /s/ Robert J. Newhouse, Jr.
                              ---------------------------------------
                                  Robert J. Newhouse, Jr.

                                AMENDMENT ONE TO
                                SERVICE AGREEMENT

     AGREEMENT, made and entered into as of September 19, 2002 (the "EFFECTIVE DATE") by and between Axis Specialty Limited, a Bermuda corporation (together with its successors and assigns, the "COMPANY") and Robert J. Newhouse, Jr. (the "EXECUTIVE") (together, the "PARTIES").

     WHEREAS, effective November 20, 2001, the Parties entered in an agreement (the "SERVICE AGREEMENT") under which the Executive agreed to serve as Chairman of the Company's Board of Directors (the "BOARD"), and as Chairman of the Executive Committee of the Board (the "EXECUTIVE COMMITTEE"), under the terms and conditions of the Service Agreement;

     WHEREAS, the Parties wish to amend the Service Agreement such that the Executive will cease, as of the Effective Date, to serve as Chairman of the Board but will continue to serve as Chairman of the Executive Committee and as a member of the Board and will serve as a Member of Senior Management of the Company;

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the Parties agree as follows:

     1. Effective as of the Effective Date, the first sentence of Section 2(a) of the Service Agreement is amended to read as follows in its entirety:

          The Executive shall serve throughout the Term as Chairman of the Executive Committee, a member of Senior Management and a member of the Board, with all responsibilities and authorities normally associated with those positions.

     2. Effective as of the Effective Date, Paragraph (i)(C) of Exhibit C of the Service Agreement is amended to delete the words "Chairman of the Board and Chairman of the Executive Committee" and replace them with the words "Chairman of the Executive Committee, a Member of Senior Management and a member of the Board".

     3. In all other respects, the Service Agreement remains unchanged and is hereby reaffirmed.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the Effective Date.


                                   AXIS SPECIALTY LIMITED


                                   By:   /s/ John R. Charman
                                      ------------------------------------
                                   John R. Charman
                                   Chief Executive Officer


                                   THE EXECUTIVE


                                         /s/ Robert J. Newhouse, Jr.
                                   ---------------------------------------
                                      Robert J. Newhouse, Jr.

                                                                       EXHIBIT A

                       NONQUALIFIED STOCK OPTION AGREEMENT

     This STOCK OPTION AGREEMENT (the "AGREEMENT"), effective as of December 31, 2002 (the "EFFECTIVE DATE"), is made by and between AXIS Capital Holdings Limited, a Bermuda company (the "COMPANY"), and Robert J. Newhouse, Jr. (the "OPTIONEE").

     WHEREAS, AXIS Specialty Limited ("SPECIALTY") and the Optionee entered into an agreement (the "SERVICE AGREEMENT") effective as of November 20, 2001, pursuant to which the Optionee was to serve Specialty as Chairman of its Board of Directors and as Chairman of the Executive Committee of that board; and

     WHEREAS, Specialty granted to the Optionee the option to purchase 30,000 shares of Specialty's voting common stock, par value US $0.10 per share ("SPECIALTY SHARES"), at an exercise price of US $100.00 per share;

     WHEREAS, Specialty granted to the Optionee a second option to purchase 15,000 Specialty Shares at an exercise price of US $116.00 per share;

     WHEREAS, Specialty and its subsidiaries became wholly owned subsidiaries of the Company pursuant to an exchange offer consummated on December 31, 2002 (the "EXCHANGE OFFER");

     WHEREAS, in connection with the Exchange Offer, the above options were assumed by the Company and converted into options to acquire voting common shares of the Company, par value US $0.10 per share ("SHARES"); and

     WHEREAS, the Company desires to set forth all rights of the Optionee has with respect to such converted options in a single agreement that reflects the consummation of the Exchange Offer and supercedes all prior agreements.

     NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and for other good and valuable consideration, the Company and the Optionee agree as follows:

     1. OPTIONS SUBJECT TO AGREEMENT. Subject to the terms and conditions set forth herein, the Company and the Optionee acknowledge the prior grant of the following options:

     (a) An option (the "FIRST OPTION") to purchase from the Company up to 30,000 Shares.

     (b) An option (the "SECOND OPTION") to purchase from the Company up to 15,000 Shares.

The First Option and the Second Option (each an "OPTION") are not intended to be "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE").

     2. PRICE. The price to be paid for the Shares subject to the First Option (the "FIRST OPTION PRICE") shall be US $100.00 per Share. The price to be paid for the Shares subject to the Second Option (the "SECOND OPTION PRICE") shall be US $116.00 per Share. The First Option Price and the Second Option Price (each an "OPTION PRICE") shall be subject to adjustment as set forth in Section 8 hereof.

     3. TERM. The First Option shall expire on January 2, 2012, unless earlier fully exercised. The Second Option shall expire on November 12, 2012, unless earlier fully exercised. Options shall be fully exercisable at all times during their terms.

     4.  EXERCISE OF OPTION.

         (a) Options shall be fully vested, exercisable, and non-forfeitable as of the date of grant. An Option shall not expire upon termination of the Optionee's services to the Company, for whatever reason. Options shall be exercisable by the Optionee, or in the event of the Optionee's death or his judicially determined incompetence, by his estate or other legal representative, or, to the extent an Option is transferred, in whole or in part, in accordance with the provisions of Section 9(a) hereof, by a transferee of the Option. As hereinafter used, the term "Optionee" shall include the Optionee's estate, legal representative, or transferee, as appropriate.

         (b) An Option shall be exercised by the delivery of a written notice of exercise to the Company or its designee, setting forth the number of Shares with respect to which the Option is to be exercised. A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the aggregate Option Price. The Option Price shall be payable to the Company in full either: (i) in cash or its equivalent, (ii) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate fair market value (as determined in good faith by the Board of Directors of the Company (the "BOARD")) ("FAIR MARKET VALUE") at the time of exercise equal to the Option Price (provided that the Shares that are tendered must have been held by the Optionee for at least six months prior to their tender to satisfy the Option Price or have been purchased on the open market), (iii) by broker-assisted cashless exercise as permitted under the Federal Reserve Board's Regulation T (subject to applicable securities law restrictions), (iv) by a combination of (i), (ii) and/or
(iii), or (v) by any other method approved by the Board in its sole discretion.

         (c) Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Optionee Share certificates in an appropriate amount based upon the number of Shares purchased under the Option.

         (d) Notwithstanding the foregoing, if any law or applicable regulation of the Securities and Exchange Commission or other public regulatory authority shall require the Company or the Optionee to register or qualify under the Securities Act of 1933, as amended, any similar federal statute then in force or any other applicable law regulating the sale of securities, any Shares with respect to which notice of intent to exercise shall have been delivered to the Company or to take any other action in connection with such Shares, the delivery of the certificate or certificates for such Shares shall be postponed until completion of the necessary action, which the Company shall promptly take in good faith at its own expense. In the event that the Optionee exercises an Option in part, the Company shall make note of such partial exercise on the Company's books and records.

     5. STATUS OF PURCHASED SHARES. Shares purchased pursuant to the exercise of an Option shall, upon delivery to the Optionee, be equal in all respects with other Shares, but shall not carry any option or other right to subscribe for additional Shares.

     6. RIGHTS AS A SHAREHOLDER. The Optionee shall not, by virtue of the Option, be entitled to any rights of a shareholder of the Company, either at law or at equity, and the grant of an Option shall not confer on the Optionee any right with respect to the continuance of his service with the Company, nor shall such grant interfere in any way with the right of the Company to terminate the Optionee's service at any time. Notwithstanding the foregoing, if the Optionee purchases Shares pursuant to the exercise of an Option, the Optionee shall enjoy, with respect to such Shares, "tag along" rights, "put" rights, exchange rights, registration rights, and other comparable rights on the most favorable basis provided for each such right to any other shareholder.

     7. CALL RIGHT AND RIGHT OF FIRST REFUSAL. During such time that the Shares are not listed on a national securities exchange or quoted on the National Association of Securities Dealers Automated Quotation System, any Shares purchased pursuant to the exercise of an Option shall be subject to the following:

         (a) CALL RIGHT. The Company shall have the right to purchase from the Optionee any Shares obtained pursuant to exercise of an Option for a cash purchase price equal to the Fair Market Value thereof as of the date on which the Company provides written notice to the Optionee of its offer to purchase such Shares, such notice to be given upon or at any time within 30 days after the occurrence of any of the following:

              (i) The Optionee becoming subject to voluntary or involuntary bankruptcy or insolvency proceedings under federal or state law;

              (ii) The Optionee attempting to assign his or her interest in such Shares for the benefit of his or her creditors;

              (iii) The appointment of a custodian to conduct the Optionee's affairs;

              (iv) The foreclosure or attempted foreclosure or levy on any such shares by a creditor of the Optionee;

              (v) The Optionee becoming a party to a divorce proceeding involving his or her marriage; and

              (vi) Termination of the Optionee's service with the Company and any subsidiary thereof for whom the Optionee is an employee; provided that, in the case of this paragraph (vi), the Company shall have the right to exercise its call right pursuant to this Section 7(a) by giving written notice upon or at any time within 30 days after the later of (A) termination of the Optionee's service with the Company and any subsidiary thereof for whom the Optionee is an employee and (B) exercise of an Option to the extent such exercise occurs on or after termination of the Optionee's employment with the Company and any subsidiary thereof for whom the Optionee is an employee.

RIGHT OF FIRST REFUSAL. No Optionee may sell or otherwise transfer any Shares obtained pursuant to exercise of an Option without first (i) providing the Company with a written offer to sell such Shares to the Company on the same terms as were offered to the Optionee by a third party (a copy of which third party offer shall be attached to the Optionee's offer to sell such Shares to the Company) for a sale price equal to that set forth in the third party's purchase offer, and (ii) waiting 30 days from the date of the Company's receipt of such offer. If the Company shall accept the Optionee's offer in writing within such 30-day period, the Optionee and the Company shall promptly effect such transaction. If the Company does not accept the Optionee's offer in writing within such 30-day period, the Optionee shall thereupon be entitled to accept such third party's offer and to effect such transaction with such third party.

     8. CHANGES IN CAPITALIZATION AND ADJUSTMENTS. In the event of any change in capitalization of the Company, including, but not limited to, a stock split, stock dividend, merger, recapitalization, share exchange, amalgamation, consolidation, reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the
Code), separation, including a spin-off or other distribution of stock or property of the Company, or any partial or complete liquidation of the Company, such adjustment shall be made to the number, kind and/or Option Price of Shares subject to an

Option, as may be determined to be appropriate and equitable by the Board, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to an Option shall always be rounded to the nearest whole number, with one-half (1/2) of a Share rounded up to the next higher number.

     9.  RESTRICTIONS ON TRANSFER.

         (a) An Option may not be assigned or otherwise transferred, disposed of, or encumbered by the Optionee, in whole or in part, except: (i) by will or the laws of descent and distribution or (ii) by the Optionee to members of the Optionee's immediate family, to a trust established for the exclusive benefit of one or more members of the Optionee's immediate family and/or the Optionee, or to a partnership pursuant to which the only partners are one or more members of the Optionee's immediate family and/or the Optionee. For purposes of this Section, the phrase "Optionee's immediate family" shall mean the Optionee's children, stepchildren, grandchildren, parents, spouse, siblings (including half brothers and sisters), and inlaws, and includes relationships arising because of legal adoption. The Company represents and warrants that the Board has approved the transfer of all or any portion of the Option to and the exercise thereof by the Optionee's immediate family or trust or partnership as permitted by this Section and the registration of any Shares to be delivered upon exercise of the Option in the name of any Optionee to whom the Option may be transferred pursuant to this Section.

         (b) Shares purchased pursuant to the exercise of an Option may not be sold, assigned, pledged, hypothecated, encumbered, or in any other manner transferred or disposed of, in whole or in part, except in compliance with the terms, conditions, and restrictions as set forth in the Shareholders Agreement and Bye-Laws of the Company, applicable federal securities laws or other applicable laws or regulations, and the terms and conditions of this Agreement. Each certificate for Shares purchased pursuant to the exercise of an Option shall, unless at the time of exercise such Shares are registered under the Securities Act of 1933, bear such legend as the Company reasonably deems appropriate. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

         (c) The Optionee represents and agrees that the Shares to be acquired upon exercising an Option will be acquired for investment for such Optionee's own account, not as a nominee or agent, and not with a view to the sale, resale or distribution of any part thereof. By executing this Agreement, the Optionee represents that such Optionee does not have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant participations to any person or entity with respect to the Options or Shares.

         (d) In the event that the sale of Shares is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this Option are being acquired for investment for such Optionee's own account, not as a nominee or agent, and not with a view to the sale, resale or distribution of any portion thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel. By executing this Agreement, the Optionee represents that such Optionee does not have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant participations to any person or entity with respect to the Options or Shares.

     10. RESERVATION OF SHARES. The Company agrees that it shall at all times maintain authorized and unissued Shares sufficient to fulfill all of its obligations under this Agreement.

     11. COMMUNICATIONS. All notices, demands and other communications hereunder shall be in writing or by written telecommunication, and shall be deemed to have been duly given if delivered personally or if mailed by certified mail, return receipt requested, postage prepaid, or if sent by overnight courier, or sent by written telecommunication, as follows:

     If to the Company, to:

          AXIS Capital Holdings Limited
          106 Pitts Bay Road
          Pembroke, HM 08, Bermuda
          Attention:  Andrew Cook

     If to the Optionee, to:

          Robert J. Newhouse, Jr.
          5 North Pond Drive
          Short Hills, New Jersey 07078

Any such notice shall be effective (a) if delivered personally, when received, (b) if sent by overnight courier, on the second business day after delivery acknowledged by written receipt, (c) if mailed, five business days after being mailed as described above, and (d) if sent by written telecommunication, when dispatched.

     12. TAX WITHHOLDING. The Optionee agrees to make appropriate arrangements acceptable to the Company to satisfy any applicable tax withholding requirements, or similar requirements, arising out of this Agreement, prior to the delivery of any certificate or certificates evidencing Shares.

     13. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of Bermuda.

     14. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

     15. ENTIRE AGREEMENT. This Agreement contains the entire agreement between the Optionee, Specialty and the Company concerning the subject matter hereof and supercedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the Optionee, Specialty and the Company with respect thereto entered into prior to the Effective Date.

      16. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon any successor or assign of either the Company or the Optionee, and upon any executor, administrator, trustee, guardian, or other legal representative of the Optionee.

     17. MODIFICATION OR AMENDMENT. This Agreement may only be modified or amended by written agreement executed by the Optionee and the Company, provided, however, that the adjustments described in Section 7 hereof may be made without such written agreement.

     18. SEVERABILITY. If any provision of this Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Agreement, and this Agreement shall be construed and enforced as if such illegal or invalid provision had not been included.

IN WITNESS WHEREOF, the undersigned have executed this Agreement effective as of the Effective Date.

                         AXIS CAPITAL HOLDINGS LIMITED


                         By:         /s/ John R. Charman
                              ---------------------------------------
                                        John R. Charman



                                   /s/ ROBERT J. NEWHOUSE, JR.
                              ---------------------------------------
                                    Robert J. Newhouse, Jr.

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                                                                       EXHIBIT B

                              STOCK GRANT AGREEMENT

     This STOCK GRANT AGREEMENT (the "AGREEMENT"), effective as of December 31, 2002 (the "EFFECTIVE DATE"), is made by and between AXIS Capital Holdings Limited, a Bermuda company (the "COMPANY"), and Robert J. Newhouse, Jr. (the "GRANTEE").

     WHEREAS, AXIS Specialty Limited ("SPECIALTY") and the Grantee entered into an agreement (the "SERVICE AGREEMENT") effective as of November 20, 2001, pursuant to which the Grantee was to serve Specialty as Chairman of its Board of Directors and as Chairman of the Executive Committee of that board; and

     WHEREAS, Specialty granted to the Grantee 15,000 shares of Specialty's voting common stock, par value US $0.10 per share ("SPECIALTY SHARES");

     WHEREAS, Specialty granted to the Grantee an additional 10,000 Specialty Shares;

     WHEREAS, Specialty and its subsidiaries became wholly owned subsidiaries of the Company pursuant to an exchange offer consummated on December 31, 2002 (the "EXCHANGE OFFER");

     WHEREAS, in connection with the Exchange Offer, Specialty Shares were exchanged for voting common shares of the Company, par value US $0.10 per share ("SHARES"); and

     WHEREAS, the Company desires to set forth all rights of the Grantee has with respect to such grants in a single agreement that reflects the consummation of the Exchange Offer and supercedes all prior agreements.

     NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, and for other good and valuable consideration, the Company and the Grantee agree as follows:

     1. GRANTS SUBJECT TO AGREEMENT. Subject to the terms and conditions set forth herein, the Company and the Grantee acknowledge the prior grant to the Grantee of 15,000 Shares on January 2, 2002 and 10,000 Shares on December 12, 2002.

     2. STATUS OF SHARES. Shares which are the subject of this Agreement shall, upon delivery to the Grantee, be equal in all respects with other Shares. The Shares shall be fully paid and non-assessable and shall be free and clear of any and all liens, encumbrances, charges and other third party rights except to the extent


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otherwise provided in Section 3 hereof or in the Shareholders Agreement or
Bye-Laws of the Company.

     3. RIGHTS AS A SHAREHOLDER. The Grantee shall enjoy with respect to Shares subject to this Agreement "tag-along" rights, "put" rights, exchange rights, and other comparable rights on the most favorable basis provided for each such right to any other shareholder, except that registration rights shall be provided on the same basis as provided other minority investors.

     4. CHANGES IN CAPITALIZATION AND ADJUSTMENTS. In the event of any change in capitalization of the Company, including, but not limited to, a stock split, stock dividend, merger, recapitalization, share exchange, amalgamation, consolidation, reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Internal Revenue Code of 1986, as amended), separation, including a spin-off or other distribution of stock or property of the Company, or any partial or complete liquidation of the Company, such adjustment shall be made to the number and/or kind of Shares subject to this Agreement, as may be determined to be appropriate and equitable by the Board of Directors of the Company (the "BOARD"), in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to this Agreement shall always be rounded to the nearest whole number, with one-half (1/2) of a Share rounded up to the next higher number.

     5.  RESTRICTIONS ON TRANSFER.

         (a) Shares subject to this Agreement may not be assigned or otherwise transferred, disposed of, or encumbered by the Grantee, in whole or in part, except: (i) by will or the laws of descent and distribution or (ii) by the Grantee to members of the Grantee's immediate family, to a trust established for the exclusive benefit of one or more members of the Grantee's immediate family and/or the Grantee, or to a partnership pursuant to which the only partners are one or more members of the Grantee's immediate family and/or the Grantee. For purposes of this Section, the phrase "Grantee's immediate family" shall mean the Grantee's children, stepchildren, grandchildren, parents, spouse, siblings (including half brothers and sisters), and inlaws, and includes relationships arising because of legal adoption. The Company represents and warrants that the Board has approved the transfer of Shares subject to this Agreement to the Grantee's immediate family or trust or partnership as permitted by this Section and the registration of any Shares to be delivered in the name of any person to whom such Shares may be transferred pursuant to this Section.

         (b) Shares subject to this Agreement may not be sold, assigned, pledged, hypothecated, encumbered, or in any other manner transferred or disposed of, in whole or in part, except in compliance with the terms, conditions, and

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restrictions as set forth in the Shareholders Agreement and Bye-Laws of the
Company, applicable federal securities laws or other applicable laws or regulations, and the terms and conditions of this Agreement. Each certificate for Shares subject to this Agreement shall, unless at the time of exercise such Shares are registered under the Securities Act of 1933, bear such legend as the Company reasonably deems appropriate. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares subject to this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

      6. COMMUNICATIONS. All notices and communications regarding the subject matter hereof shall be in writing or by written telecommunication, and shall be deemed to have been duly given if delivered personally or if mailed by certified mail, return receipt requested, postage prepaid, or if sent by overnight courier, or sent by written telecommunication, as follows:

     If to the Company, to:

          AXIS Capital Holdings Limited
          106 Pitts Bay Road
          Pembroke, HM 08, Bermuda
          Attention:  Andrew Cook

     If to the Grantee, to:

          Robert J. Newhouse, Jr.
          5 North Pond Drive
          Short Hills, New Jersey 07078

Any such notice shall be effective (a) if delivered personally, when received, (b) if sent by overnight courier, on the second business day after delivery acknowledged by written receipt, (c) if mailed, five business days after being mailed as described above, and (d) if sent by written telecommunication, when dispatched.

     7. TAX WITHHOLDING. The Grantee agrees to make arrangements acceptable to the Company for satisfaction of any applicable tax withholding requirements, or similar requirements, arising out of this Agreement.

     8. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of Bermuda.

     9. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument.


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     10.   ENTIRE AGREEMENT.  This Agreement contains the entire agreement between the Grantee, Specialty and the Company concerning the subject matter hereof and supercedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the Grantee, Specialty and the Company with respect thereto entered into prior to the Effective Date.

     11. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon any successor or assign of either the Company or the Grantee, and upon any executor, administrator, trustee, guardian, or other legal representative of the Grantee.

     12. MODIFICATION OR AMENDMENT. This Agreement may only be modified or amended by written agreement executed by the Grantee and the Company, provided, however, that the adjustments described in Section 4 hereof may be made without such written agreement.

     13. SEVERABILITY. If any provision of this Agreement shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Agreement, and this Agreement shall be construed and enforced as if such illegal or invalid provision had not been included.

IN WITNESS WHEREOF, the undersigned have executed this Agreement effective as of the Effective Date.


                         AXIS CAPITAL HOLDINGS LIMITED


                         By:       /s/  JOHN R. CHARMAN
                             ----------------------------------------
                                       John R. Charman



                                    /s/ Robert J. Newhouse, Jr.
                             ----------------------------------------
                                     Robert J. Newhouse, Jr.

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